Exhibit 99.1

OUR NAME IS OUR MISSION. ServisFirst Bancshares, Inc. NASDAQ: SFBS

Forward Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . In addition, ServisFirst Bancshares, Inc . may file or furnish documents with the Securities and Exchange Commission which contain forward - looking statements and management may make forward - looking statements orally to analysts, investors, representatives of the media and others . These statements are based on the current beliefs and expectations of ServisFirst Bancshares, Inc . ’s management and are subject to significant risks and uncertainties . Actual results may differ from those set forth in the forward - looking statements . Factors that could cause ServisFirst Bancshares, Inc . ’s actual results to differ materially from those described in the forward - looking statements can be found in ServisFirst Bancshares, Inc . ’s Annual Report on Form 10 - K for the year ended December 31 , 2014 , and Quarterly Reports on Form 10 - Q for the quarters ended September 30 , 2015 , June , 30 , 2015 , and March 31 , 2015 which have been filed with the Securities and Exchange Commission and which are available on ServisFirst Bancshares, Inc . ’s website ( www . servisfirstbank . com ) and on the Securities and Exchange Commission’s website ( www . sec . gov ) . ServisFirst Bancshares, Inc . does not undertake to update the forward - looking statements to reflect the impact of circumstances or events that may arise after the date of the forward - looking statements . ▪ Non - GAAP Financial Measures The presentation includes non - GAAP financial measures . Information about any such non - GAAP financial measures, including a reconciliation of those measures to GAAP, can be found in the presentation . 2 OUR NAME IS OUR MISSION.

ServisFirst at a Glance Overview ▪ Founded in 2005 in Birmingham, AL ▪ Single bank BHC High - Performing Metropolitan Commercial Bank ▪ Total Assets (1) : $4.8 billion ▪ Stockholders’ Equity (1) : $431 million High Growth Coupled with Pristine Credit Metrics (3) ▪ Gross Loans CAGR: 23% ▪ Total Deposits CAGR: 19% ▪ Net Income for Common CAGR: 55% ▪ Diluted EPS CAGR: 44% 3 ▪ ROAA (2) : 1.38% ▪ Efficiency Ratio (2) : 40.13% 1) As of September 30, 2015 2) For quarter ending September 30, 2015 3) 5 - year compounded annual growth rate calculated from December 31, 2009 to December 31, 2014 ▪ NPAs / assets (1) : 0.34% ▪ NPLs / loans (1) : 0.26% OUR NAME IS OUR MISSION.

Our Business Strategy ▪ Simple business model – Loans and deposits are primary drivers, not ancillary services ▪ Limited branch footprint – T echnology provides efficiency ▪ Big bank products and bankers – With the style of service and delivery of a community bank ▪ Core deposit focus coupled with C&I lending emphasis ▪ Scalable, decentralized b usiness model – R egional CEOs drive revenue ▪ Opportunistic expansion, attractive geographies – T eams of the best bankers in each metropolitan market ▪ Disciplined growth company that sets high standards for performance 4 OUR NAME IS OUR MISSION.

Opportunistic Expansion ▪ Identify great bankers in attractive markets – Focus on people as opposed to places – Target minimum of $300 million in assets within 5 years – Best bankers in growing markets • Production team has grown by 29% during 2015 ▪ Market strategies – Regional CEOs execute simple business model – Back office support and risk management infrastructure – Non - legal board of directors comprised of key business people – Provide professional banking services to mid market commercial customers that have been neglected by or pushed down to branch personnel of national and other larger regional banks ▪ Opportunistic future expansion – Southern markets, metropolitan focus – Draw on expertise of industry contacts 5 OUR NAME IS OUR MISSION.

Milestones 6 ▪ Founded in May 2005 with initial capital raise of $35 million ▪ Achieved total asset milestones of $1 billion in 2008, $2 billion in 2011, $3 billion in 2013, and $4 billion in 2014, all through organic growth 2013 2014 May ’05: Founded in Birmingham, AL June ’07: Montgomery, AL March ’11: Correspondent Banking April ’13: Mobile, AL May ’14: NASDAQ listed August ’06: Huntsville, AL September ’08: Dothan, AL April ’11: Pensacola, FL April ’13: Nashville, TN LPO February ‘ 15: Metro Bank Acquisition OUR NAME IS OUR MISSION. January ’15: Charleston, SC 2015 2012 2013 2011 2010 2009 2008 2007 2006 2005

ServisFirst Branches (17) Our Footprint 7 Pensacola Mobile Dothan ServisFirst Branches (18) Nashville Huntsville Birmingham Atlanta Charleston Montgomery Jacksonville Tallahassee Savannah Greenville Knoxville Memphis Chattanooga Houston New Orleans Charlotte Jackson Tampa OUR NAME IS OUR MISSION

Our Markets 8 OUR NAME IS OUR MISSION. 1) Represents metropolitan statistical areas (MSAs ) 2) As reported by the FDIC as of 6/30/2015 3) Branch 1 opened in July 2012 as a loan production office; converted to a full service bank in April 2013; branch 2 opened in Sep tember 2014 4) Opened as a loan production office in June 2013; received regulatory approval to convert to a full service bank in September 2015 5) Represents Metro Bank acquisition that closed on 1/31/2015; a third branch opened in July 2015 6) New market opening announced in January 2015 Total Branches Total Market Deposits (2) ($ in billions) Market Share (2) (%) 3 34.1 5.1 2 7.0 9.0 2 7.5 6.0 2 2.9 12.8 2 6.4 2.2 2 5.1 5.2 - 48.3 - Atlanta - Sandy Springs - Roswell (5) 2 146.1 0.1 Charleston (6) 1 11.4 0.0 16 268.8Total Nashville (4) Montgomery Dothan Mobile (3) Florida Market (1) Alabama Georgia South Carolina Birmingham - Hoover Huntsville Pensacola - Ferry Pass - Brent Tennessee

Our Business Model ▪ “Loan making and deposit taking ” – Traditional commercial banking services – No emphasis on non - traditional business lines ▪ Culture of cost control – “Branch light ”, with $289 million (1)(2) average deposits per banking center – Leverage technology and centralized infrastructure – Headcount focused on production and risk management – Key products; including remote deposit capture, cash management, remote currency manager – Outsource selected functions ▪ C&I lending expertise – 41% of gross loans (1) – Target customers: privately held businesses $2 to $250 million in annual sales, professionals, affluent consumers 9 OUR NAME IS OUR MISSION. 1) A s of September 30, 2015 2) Includes branches that have been opened or owned for a minimum of one year

Scalable, Decentralized Structure ▪ Local decision - making – Emphasize local decision - making to drive customer revenue – Centralized, uniform risk management and support – Conservative local lending authorities, covers most lending decisions ▪ Geographic organizational structure (as opposed to line of business structure) ▪ Regional CEOs empowered and held accountable – Utilize stock based compensation to align goals ▪ Top - down sales culture – Senior management actively involved in customer acquisition 10 OUR NAME IS OUR MISSION.

Correspondent Banking OUR NAME IS OUR MISSION. 11 Correspondent bank to 237 community banks 9/30/2014 # of Accts Balance (000s) Avg Acct Bal Total Relationships 185 287,590 Fed Funds Purchased 178,230 .96M Deposit Accounts 109,360 0.59M 9/30/2015 # of Accts Balance (000s) Avg Acct Bal Total Relationships 237 399,322 Fed Funds Purchased 228,415 .96M Deposit Accounts 164,907 0.70M

Correspondent Banking Footprint September 2015 12 OUR NAME IS OUR MISSION.

Our Management Team Thomas A. Broughton, III President and Chief Executive Officer ▪ Previously President and CEO of First Commercial Bank (acquired by Synovus Financial, 1992); subsequently, regional CEO for Synovus ▪ American Banker’s 2009 Community Banker of the Year ▪ 60 years old 13 OUR NAME IS OUR MISSION. William M. Foshee EVP and Chief Financial Officer ▪ Previously Chief Financial Officer of Heritage Financial Holding Corporation ▪ Certified public accountant ▪ 61 years old Clarence C. Pouncey , III EVP and Chief Operating Officer ▪ Previously with Wachovia; oversaw production functions in Alabama, Arizona, Tennessee and Texas ▪ Previously SVP of SouthTrust Bank ▪ 58 years old Don G. Owens SVP and Chief Credit Officer ▪ Previously Senior Vice President and Senior Loan Administrator, BBVA - Compass ▪ 63 years old Rodney E. Rushing EVP, Correspondent Banking Executive ▪ Previously Executive Vice President of Correspondent Banking, BBVA - Compass ▪ 58 years old ▪ Management team and Board of Directors own approximately 14% of fully - diluted shares

Our Regional CEOs Rex D. McKinney EVP and Regional CEO Pensacola ▪ Previously EVP/Senior Commercial Lender for First American Bank/Coastal Bank and Trust ( Synovus ) ▪ 53 years old 14 OUR NAME IS OUR MISSION. Andrew N. Kattos EVP and Regional CEO Huntsville ▪ Previously EVP/Senior Lender for First Commercial Bank ▪ 46 years old Kenneth L. Barber EVP and Regional CEO Atlanta ▪ Previously founding Chairman and CEO of Metro Bancshares ▪ 61 years old William “Bibb” Lamar EVP and Regional CEO Mobile ▪ Previously CEO of BankTrust for over 20 years ▪ 71 years old George C. Barker EVP and Regional CEO Montgomery ▪ Previously Group President for Regions Bank Southeast Alabama Bank Group ▪ 67 years old B. Harrison Morris EVP and Regional CEO Dothan ▪ Previously Market President of Wachovia’s operation in Dothan ▪ 39 years old Thomas G. Trouche EVP and Regional CEO Charleston ▪ Previously Executive Vice President Coastal Division for First Citizens Bank ▪ 51 years old

Overview of Metro Bank Acquisition ▪ Closed deal January 31, 2015 ▪ Purchased all shares of common stock of Metro Bancshares, Inc., a Georgia state – chartered holding company with $211 million in total assets ▪ Addition of experienced Atlanta area bankers to the ServisFirst Bank team ▪ Deal value: $42.9 million Cash consideration: $22,825,000 Total stock issued: 636,720 shares valued at $ 31.51 (1) per share ▪ Internal rate of return greater than 20% ▪ Accretive to EPS in year two ▪ Tangible book value earn back in year three ▪ System conversion date: May 31, 2015 OUR NAME IS OUR MISSION. 15 1) V olume weighted average stock price for the 20 trading days preceding the closing

Expansion in South Carolina Region ▪ Thomas G. Trouche – Regional CEO/EVP – Previously served as Coastal Division Executive for First Citizens Bank. – 26 years banking experience ▪ Robert H. Warrick – Commercial Banking Manager/SVP – Previously served as Commercial Market Executive for CresCom Bank – 27 years banking experience ▪ Benjamin Moore, III – Private Banking Officer/SVP – Previously served as SVP, Team Leader for First Tennessee Bank – 23 years investment and banking experience ▪ Seth Horton – Business Development Officer/SVP – Previously served as SVP, Eastern South Carolina Sales Manager for PNC Bank’s Healthcare Banking Division – 11 years banking experience ▪ David Hearne – Commercial Banking Officer/SVP – Previously served as VP, Commercial Relationship Manager for First Citizens Bank – 22 years banking experience ▪ Jeff Johnson – Commercial Banking Officer/SVP – Previously served as VP, Corporate Relationship Manager for First Citizens Bank – 13 years banking experience ▪ Mike Wood – Commercial Banking Officer/Summerville Market Leader/SVP – Previously served as Summerville City Executive for CresCom Bank – 10 years banking experience OUR NAME IS OUR MISSION. 16

OUR NAME IS OUR MISSION. Financial Results

Success Measures: Balance Sheet Growth 18 OUR NAME IS OUR MISSION. 5 - year (1) CAGR = 22.7% 5 - year (1) CAGR = 18.9% Gross Loans ($mm) Total Deposits ($mm) ▪ Organic growth of gross loans and total deposits in the 20% range ▪ 5 - year (1) CAGR of non - interest bearing deposits = 30.9% ▪ 5 - year (1) CAGR of C&I loans = 26.5% $1,207 $1,395 $1,831 $2,363 $2,859 $3,360 $4,044 2009 2010 2011 2012 2013 2014 9/30/2015 1) 5 – year CAGR = 12/31/2009 – 12/31/2014 $1,432 $1,759 $2,144 $2,512 $3,020 $3,398 $4,045 2009 2010 2011 2012 2013 2014 9/30/2015

▪ Rare combination of balance sheet growth and earnings power ▪ EPS growth includes impact of $55.1 million of common stock issued in five private placements as we entered new markets and $56.9 from the initial public offering Success Measures: Income Growth 19 OUR NAME IS OUR MISSION. 5 - year (1) CAGR = 54.5% 5 - year (1) CAGR = 43.8% Net Income Available to Common Stockholders ($mm) Diluted Earnings Per Common Share $5.9 $17.4 $23.2 $34.0 $41.2 $51.9 $43.5 2009 2010 2011 2012 2013 2014 9/30/2015 0.34 0.95 1.18 1.66 1.90 2.09 1.65 2009 2010 2011 2012 2013 2014 9/30/2015 1) 5 – year CAGR = 12/31/2009 – 12/31/2014

▪ Primary focus on building core deposits, highlighted by non - interest bearing accounts and non - reliance on CDs ▪ C&I lending expertise within a well balanced loan portfolio Success Measures: Balance Sheet Makeup 20 OUR NAME IS OUR MISSION. Deposit Mix (1) 0.52% Cost of Interest Bearing Deposits (2) Loan Portfolio (1) 4.48% Yield on Loans (2) 1) As of September 30, 2015 2) Average for the three months ended September 30, 2015 Commercial & industrial 41% CRE owner occupied 24% CRE non - owner occupied 17% Consumer mortgage 10% Real estate - construction 6% Consumer 2% Non - interest bearing 25% CDs 12% NOW, Money market, and savings 63%

L oan Growth by MSA 21 OUR NAME IS OUR MISSION. 12/31/2014 9/30/2015 YTD Growth by Market 9 Months Ended Annualized Growth Rate Birmingham-Hoover, AL MSA 1,688,897$ 1,883,908$ 195,011$ 15% Mobile, AL MSA 169,565$ 216,572$ 47,007$ 37% Dothan, AL MSA 387,681$ 425,262$ 37,581$ 13% Montgomery, AL MSA 318,278$ 354,320$ 36,042$ 15% Huntsville, AL MSA 432,931$ 437,283$ 4,352$ 1% Total Alabama MSAs 2,997,353$ 3,317,345$ 319,992$ 14% Nashville, TN MSA 121,645$ 234,403$ 112,758$ 124% Pensacola, FL MSA 240,860$ 296,417$ 55,557$ 31% Charleston, SC MSA -$ 40,424$ 40,424$ NA Atlanta, GA MSA 154,197$ 155,653$ 1,456$ 1% Total Loans 3,514,055$ 4,044,242$ 530,187$ 20% Dollars in Thousands MSA

Loan Growth by Type OUR NAME IS OUR MISSION. 22 Dollars in Thousands Loan Type 12/31/2014 9/30/2015 1,511,545$ 1,671,014$ 159,469$ 30% 224,449$ 232,895$ 8,446$ 2% Owner-Occupied Commercial 834,564$ 978,721$ 144,157$ 27% 1-4 Family Mortgage 352,785$ 417,012$ 64,227$ 12% Other Mortgage 532,771$ 677,822$ 145,051$ 27% Subtotal: Real Estate - Mortgage 1,720,120$ 2,073,555$ 353,435$ 67% 57,941$ 66,778$ 8,837$ 2% Total Loans 3,514,055$ 4,044,242$ 530,187$ 100% YTD Growth by Loan Type % of YTD Growth Real Estate - Mortgage: Commercial, Financial and Agricultural Real estate - Construction Consumer

▪ Strong loan growth while maintaining asset quality discipline Success Measures: Credit Quality 23 OUR NAME IS OUR MISSION. Allowance for Loan Losses / Total Loans Net Charge Offs / Total Average Loans Non - Performing Assets / Total Assets Non - Performing Loans / Total Loans 1.10% 1.06% 0.69% 0.64% 0.41% 0.34% 2010 2011 2012 2013 2014 9/30/2015 1.03% 0.75% 0.44% 0.34% 0.30% 0.26% 2010 2011 2012 2013 2014 9/30/2015 0.55% 0.32% 0.24% 0.33% 0.17% 0.09% 2010 2011 2012 2013 2014 9/30/2015 1.30% 1.20% 1.11% 1.07% 1.06% 1.05% 2010 2011 2012 2013 2014 9/30/2015

▪ Consistent earnings results and strong momentum Success Measures: Profitability Metrics 24 OUR NAME IS OUR MISSION. Core Return on Average Assets (1) Core Return on Average Equity (1) Core Return on Average Common Equity (1) Net Interest Margin 1) Core measures in 2015 exclude merger expenses related to the acquisition of Metro Bancshares, Inc. and reserves for losses in unfunded loan commitm ent s and letters of credit resulting from our change in methodology for estimating such losses, and in the first quarter of 2014 resulting from a correction of our accounting for vested stock optio ns previously granted to members of our advisory boards in our markets. For a reconciliation of these non - GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanation of Non - GAAP Financial Mea sures" included on page 35 of this presentation. 1.04% 1.11% 1.30% 1.31% 1.44% 1.37% 2010 2011 2012 2013 2014 9/30/2015 15.86% 17.01% 19.41% 18.30% 16.74% 14.99% 2010 2011 2012 2013 2014 9/30/2015 3.94% 3.79% 3.80% 3.80% 3.68% 3.82% 2010 2011 2012 2013 2014 9/30/2015 15.86% 14.73% 15.81% 15.54% 15.00% 14.00% 2010 2011 2012 2013 2014 9/30/2015

▪ Our operating structure and business strategy enable efficient, profitable growth Success Measures: Efficiency 25 OUR NAME IS OUR MISSION. Core Efficiency Ratio (1) and Core Noninterest Expense / Average Assets (1) (1) (1) 45.51% 45.54% 41.54% 38.78% 38.86% 40.69% 1.85% 1.79% 1.64% 1.51% 1.47% 1.59% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2010 2011 2012 2013 2014 9/30/2015 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% Core Efficiency Ratio Core Non-interest Expense / Average Assets 1) Core measures in 2015 exclude merger expenses related to the acquisition of Metro Bancshares, Inc . and reserves for losses in unfunded loan commitments and letters of credit resulting from our change in methodology for estimating such losses, and in the first quarter of 2014 resulting from a correction of our accounting for vested stock options previously granted to members of our advisory boards in our markets . For a reconciliation of these non - GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanation of Non - GAAP Financial Measures" included on page 35 of this presentation .

Well Positioned for Rising Interest Rates 26 OUR NAME IS OUR MISSION. Change in Net Interest Income Scenario Based on parallel shift in yield curve and a static balance sheet Variable - rate Loans 52% of loans are variable rate Deposit Mix 25% of deposits are held in non - interest bearing demand deposit accounts ( 0.25%) 0.69% 1.68% 3.39% 6.79% 9.94% (4.00%) (2.00%) 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% Up 100 bps Up 200 bps Up 300 bps Year 1 Year 2

Appendix OUR NAME IS OUR MISSION.

Our Markets: Centers for Continued Growth Birmingham, AL ▪ Key Industries: Metals manufacturing, finance , insurance, healthcare services and distribution ▪ Key Employers: Protective Life, HealthSouth Corporation, Vulcan Materials Company, AT&T, and The University of Alabama at Birmingham (UAB) ( Alabama’s largest employer) Huntsville, AL ▪ Key Industries: U.S. Government , commercial and university research ▪ Key Employers : U.S. Army/Redstone Arsenal, the Boeing Company, NASA/Marshall Space Flight Center, Intergraph Corporation, ADTRAN, Inc., Northrop Grumman, Cinram, SAIC, DirecTV, Lockheed Martin and Toyota Motor Manufacturing Montgomery, AL ▪ Key Industries : State of Alabama and U.S . Government, U.S. Air Force , automotive manufacturing ▪ Key Employers : Maxwell Gunter Air Force Base, Hyundai Motor Manufacturing 28 OUR NAME IS OUR MISSION.

Our Markets: Centers for Continued Growth (cont.) Dothan, AL ▪ Key Industries: Agricultural trade and agri - business ▪ Key Employers: Michelin, Pemco World Aviation, International Paper, Globe Motors, and AAA Cooper Transportation Pensacola, FL ▪ Key Industries : T ourism , military, health services, and medical technology industries ▪ Key Employers : Eglin Air Force Base, Hurlburt Field, Pensacola Whiting Field, Pensacola Naval Air Station and Corry Station; Sacred Heart Health System, West Florida Regional Hospital, Gulf Power Company (Southern Company), the University of West Florida, International Paper, Ascend Performance Materials (Solutia), GE Wind Energy, Armstrong World Industries, and Wayne Dalton Corporation Mobile, AL ▪ Key Industries : Aircraft assembly, aerospace , steel, ship building, maritime, retail , services, construction, medicine, and manufacturing ▪ Key Employers : Port of Mobile, Austal USA, Brookley Aeroplex , ThyseenKrupp , Infirmary Health Systems, Walmart, University of South Alabama, ST Aerospace Mobile, and EADS 29 OUR NAME IS OUR MISSION.

Our Markets: Centers for Continued Growth (cont.) Nashville, TN ▪ Key Industries: Manufacturing, healthcare, transportation, and technology ▪ Key Employers: HCA Holdings, Nissan North America, Dollar General Corporation, Asurion , and Community Health Systems Charleston, SC ▪ Key Industries: Tourism, maritime, information technology, higher education, military, and manufacturing ▪ Key Employers : Joint Base Charleston, Medical University of South Carolina (MUSC), Roper St. Francis Healthcare, The Boeing Company, Robert Bosch LLC, Blackbaud , and SAIC Atlanta, GA ▪ Key Industries: Logistics, media, information t echnology, and entertainment ▪ Key Employers : The Coca - Cola Company, The Home Depot, Delta Air Lines, AT&T Mobility, UPS, Newell - Rubbermaid, Cable News Network (CNN), and Cox Enterprises OUR NAME IS OUR MISSION. 30

Tax Credit Partnership Investments The Bank has invested in three types of tax credit partnerships which provide loan opportunities and allow for the recognition of tax credits • New Market Tax Credit – designed to encourage private sector equity investments in low income communities • Low Income Housing Tax Credits – designed to encourage private sector investment in the development of affordable rental housing • Historical Tax Credits – designed to encourage the preservation and reuse of historic buildings 31 OUR NAME IS OUR MISSION.

Our Financial Performance: Key Operating and Performance Metrics 32 OUR NAME IS OUR MISSION. Dollars in Millions Except per Share Amounts 2010 2011 2012 2013 2014 9/30/2015 Balance Sheet Total Assets $1,935 $2,461 $2,906 $3,521 $4.099 $4.773 Net Loans $1,377 $1,809 $2,337 $2,828 $3.324 $4.002 Deposits $1,759 $2,144 $2,512 $3,020 $3.398 $4.045 Loans / Deposits 79% 85% 94% 95% 99% 99% Total Equity $117 $196 $233 $297 $407 $431 Profitability Net Income $17.4 $23.4 $34.4 $41.6 $52.3 $43.8 Net Income Available to Common $17.4 $23.2 $34.0 $41.2 $51.9 $43.5 Core Net Income Available to Common (1) $17.4 $23.2 $34.0 $41.2 $53.6 $45.3 Core ROAA (1) 1.04% 1.12% 1.31% 1.32% 1.44% 1.37% Core ROAE (1) 15.86% 14.86% 15.99% 15.70% 15.00% 14.00% Core ROACE (1) 15.86% 17.01% 19.41% 18.30% 16.74% 14.99% Net Interest Margin 3.94% 3.79% 3.80% 3.80% 3.68% 3.82% Core Efficiency Ratio (1) 45.51% 45.54% 41.54% 38.78% 38.86% 40.69% Capital Adequacy Tangible Common Equity to Tangible Assets (2) 6.05% 6.35% 6.65% 7.31% 8.96% 8.70% Common Equity Tier 1 Capital Ratio NA NA NA NA NA 9.59% Tier I Leverage Ratio 7.77% 9.17% 8.43% 8.48% 9.91% 8.83% Tier I Capital Ratio 10.22% 11.39% 9.89% 10.00% 11.75% 9.60% Total Risk-Based Capital Ratio 11.82% 12.79% 11.78% 11.73% 13.38% 11.89% Asset Quality NPAs / Assets 1.10% 1.06% 0.69% 0.64% 0.41% 0.34% NCOs / Average Loans 0.55% 0.32% 0.24% 0.33% 0.17% 0.09% Loan Loss Reserve / Gross Loans 1.30% 1.20% 1.11% 1.07% 1.06% 1.05% Per Share Information Common Shares Outstanding 16,582,446 17,796,546 18,806,436 22,050,036 24,801,518 25,903,698 Book Value per Share $7.06 $8.78 $10.28 $11.67 $14.81 $16.65 Tangible Book Value per Share (2) $7.06 $8.78 $10.28 $11.67 $14.81 $15.96 Diluted Earnings per Share $0.95 $1.18 $1.66 $1.90 $2.09 $1.65 Core Diluted Earnings per Share (1) $0.95 $1.18 $1.66 $1.90 $2.16 $1.72 For the Year Ended December 31, 1) Core measures in 2015 exclude merger expenses related to the acquisition of Metro Bancshares, Inc. and reserves for losses in unfunded loan commitm ent s and letters of credit resulting from our change in methodology for estimating such losses, and in the first quarter of 2014 resulting from a correction of our accounting for vested stock options previous ly granted to members of our advisory boards in our markets. For a reconciliation of these non - GAAP measures to the most comparable GAAP measure, see "GAAP Reconciliation and Management Explanation of Non - GAAP Financial Measures " included on page 35 of this presentation. 2) Non - GAAP financial measures . "Tangible Common E quity to total tangible Assets " and "Tangible Book value per Share " are not measures of financial performance recognized by generally accepted accounting principles in the United States, or GAAP ;

Our Financial Performance: Asset Quality 33 OUR NAME IS OUR MISSION. Dollars in Thousands 2010 2011 2012 2013 2014 9/30/2015 Nonaccrual Loans: 1-4 Family 202 670 453 1,878 1,596 355 Owner-Occupied Commercial Real Estate 635 792 2,786 1,435 683 121 Other Real Estate Loans -- 693 240 243 959 1,002 Commercial, Financial & Agricultural 2,164 1,179 276 1,714 172 4,339 Construction 10,722 10,063 6,460 3,749 5,049 4,000 Consumer 624 375 135 602 666 33 Total Nonaccrual Loans 14,347 13,772 10,350 9,621 9,125 9,850 Total 90+ Days Past Due and Accruing -- -- 8 115 925 524 Total Nonperforming Loans 14,347 13,772 10,358 9,736 10,050 10,374 Other Real Estate Owned and Repossessions 6,966 12,305 9,721 12,861 6,840 6,068 Total Nonperforming Assets 21,313 26,077 20,079 22,597 16,890 16,442 Troubled Debt Restructurings (Accruing): 1-4 Family -- -- 1,709 8,225 -- -- Owner-Occupied Commercial Real Estate -- 2,785 3,121 -- -- -- Other Real Estate Loans -- 331 302 285 1,663 1,654 Commercial, Financial & Agricultural 2,398 1,369 1,168 962 6,632 6,612 Construction -- -- 3,213 217 -- -- Consumer -- -- -- -- -- -- Total Troubled Debt Restructurings (Accruing) 2,398 4,485 9,513 9,689 8,295 8,266 Total Nonperforming Assets & Troubled Debt Restructurings (Accruing) 23,711 30,562 29,592 32,286 25,185 24,708 Total Nonperforming Loans to Total Loans 1.03% 0.75% 0.44% 0.34% 0.30% 0.26% Total Nonperforming Assets to Total Assets 1.10% 1.06% 0.69% 0.64% 0.41% 0.34% Total Nonperforming Assets and Troubled Debt Restructurings (Accruing) to Total Assets 1.23% 1.24% 1.02% 0.92% 0.61% 0.52% Year Ended December 31,

Our Financial Performance: Loan Loss Reserve and Charge - Offs 34 OUR NAME IS OUR MISSION. Dollars in Thousands       Allowance for Loan Losses:                       Beginning of Year   $ 14,737 $ 18,077 $ 22,030 $ 26,258 $ 30,663 $ 35,629 Charge-Offs:                   Commercial, Financial and Agricultural     (1,667)  (1,096)  (1,106)  (1,932) (2,311) (1,616) Real Estate - Construction     (3,488)  (2,594)  (3,088)  (4,829) (1,267) (506) Real Estate - Mortgage:     (1,775)  (1,096)  (660)  (241) (1,965) (641) Consumer     (278)  (867)  (901)  (210) (228) (150) Total Charge-Offs     (7,208)  (5,653)  (5,755)  (9,012) (5,771) (2,913) Recoveries:                   Commercial, Financial and Agricultural     97   361   125   66 48 38 Real Estate - Construction     53   180   58   296 322 177 Real Estate - Mortgage:     32   12   692   36 74 104 Consumer     16   81   8   11 34 0 Total Recoveries     198   634   883   409 478 319                     Net Charge-Offs     (7,010)  (5,019)  (4,872)  (8,603) (5,293) (2,594)                     Provision for Loan Losses Charged to Expense     10,350   8,972   9,100   13,008 10,259 9,539                     Allowance for Loan Losses at End of Period   $ 18,077 $ 22,030 $ 26,258 $ 30,663 $ 35,629 $ 42,574                     As a Percent of Year to Date Average Loans:                   Net Charge-Offs     0.55%  0.32%  0.24%  0.33% 0.17% 0.09% Provision for Loan Losses     0.81%  0.57%  0.45%  0.50% 0.34% 0.34% Allowance for Loan Losses As a Percentage of:                 Loans     1.30%  1.20%  1.11%  1.07% 1.06% 1.05% Year Ended December 31, 2010 2011 2012 2013 2014 9/30/2015

GAAP Reconciliation and Management Explanation of Non - GAAP Financial Measures 35 OUR NAME IS OUR MISSION. W e recorded expenses of $2.1 million for the first quarter of 2015 related to the acquisition of Metro Bancshares, Inc. and the mer ger of Metro Bank with and into the Bank, and recorded an expense of $500,000 resulting from the initial funding of reserves for unfunded loan commi tme nts as of March 31, 2015, consistent with guidance provided in the Federal Reserve Bank’s Inter - agency Policy Statement SR 06 - 17. We recorded a non - routine expense of $703,000 for the first quarter of 2014 resulting from the correction of our accounting for vested stock options previously gr ant ed to members of our advisory boards in our Dothan, Huntsville and Montgomery, Alabama markets. This change in accounting treatment is a non - cash it em and does not impact our operating activities or cash from operations. The non - GAAP financial measures included in this presentation release of our results for the first quarter of 2015 are “core net income,” “core net income available to common stockholders,” “core diluted earnings per share,” “c ore return on average assets” and “core return on average common stockholders’ equity.” Each of these five core financial measures excludes the im pac t of the merger expenses, the initial funding of a reserve for unfunded loan commitments, and the non - routine expense attributable to the correc tion of our accounting for vested stock options. None of the other periods included in this presentation are affected by such non - routine expenses. “Core net income” is defined as net income, adjusted by the net effect of the non - routine expense. “Core net income available to common stockholders” is defined as net income available to common stockholders, adjusted by the ne t effect of the non - routine expense. “Core diluted earnings per share” is defined as net income available to common stockholders, adjusted by the net effect of th e n on - routine expense, divided by weighted average diluted shares outstanding. “Core return on average assets” is defined as net income, adjusted by the net effect of the non - routine expense, divided by aver age total assets. “Core return on average common stockholders’ equity” is defined as net income, adjusted by the net effect of the non - routine exp ense, divided by average common stockholders’ equity. We believe these non - GAAP financial measures provide useful information to management and investors that is supplementary to our fi nancial condition, results of operations and cash flows computed in accordance with GAAP; however, we acknowledge that these non - GAAP fi nancial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accor dan ce with GAAP, and they are not necessarily comparable to non - GAAP financial measures that other companies, including those in our industry, use. The f ollowing reconciliation table provides a more detailed analysis of the non - GAAP financial measures for the nine month comparative periods ended Septembe r 30, 2015 and 2014 included in this presentation. Dollars are in thousands, except share and per share data.

Our Financial Performance: GAAP Reconciliation OUR NAME IS OUR MISSION. 36 $ 20,889 $ 14,965 Adjustments: Adjustment for non-routine expense 830 865 $ 21,719 $ 15,830 1.32% 1.37% $ 43,790 $ 37,345 Adjustments: Adjustment for non-routine expense 1,767 1,612 $ 45,557 $ 38,957 $ 4,430,224 $ 3,653,763 1.37% 1.43% 14.39% 16.17% $ 43,511 $ 37,029 Adjustments: Adjustment for non-routine expense 1,767 1,612 $ 45,278 $ 38,641 $ 404,175 $ 306,144 14.98% 16.88% $ 1.65 $ 1.51 26,407,927 24,598,250 $ 1.71 $ 1.57 $ 16.62 $ 14.25 430,637 353,178 Adjustments: Adjusted for goodwill and other identifiable intangible assets 17,756 - $ 412,881 $ 353,178 $ 15.94 $ 14.25 9.02% 8.93% $ 4,771,860 $ 3,952,799 Adjustments: Adjusted for goodwill and other identifiable intangible assets 17,756 - $ 4,754,104 $ 3,952,799 8.68% 8.93 % Stockholders' equity to total assets Total assets - GAAP Total tangible assets Tangible common equity to total tangible assets Core provision for income taxes Net income - GAAP Core diluted earnings per share Total common stockholders' equity - GAAP Tangible common stockholders' equity Average assets Core return on average assets Return on average common stockholders' equity Net income available to common stockholders - GAAP Earnings per share - diluted - GAAP Weighted average shares outstanding, diluted Core net income available to common stockholders Average common stockholders' equity Core return on average common stockholders' equity Tangible book value per share For the Nine Months Ended September 30, 2014 Book value per share For the Nine Months Ended September 30, 2015 Provision for income taxes - GAAP Dollars in Thousands Return on average assets - GAAP Core net income